RECEIVABLES	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
RECEIVABLES	RECEIVABLES
Receivables consist of the following:

	December 31, 2021	December 31, 2020
Trade receivables	$20,540	$16,616
Other receivables	153	—
Total receivables	$20,693	$16,616
Trade receivables represent amounts due to the Company from social and mobile platform operators, including Apple, Google, Amazon, and Facebook. Trade receivables are recorded when the right to consideration becomes unconditional. No allowance for doubtful accounts was considered necessary as of December 31, 2021 and December 31, 2020.
Concentration of Credit Risk
As of December 31, 2021, Apple, Inc. and Google, Inc. accounted for 43.0% and 34.6% of the Company’s total receivables, respectively, while as of December 31, 2020, Apple, Inc. and Google, Inc. accounted for 49.0% and 43.0% of the Company’s total receivables, respectively. As of December 31, 2021 and December 31, 2020, the Company did not have any additional counterparties that exceeded 10% of the Company’s net accounts receivable.
During the year ended December 31, 2021, the Company entered into agreements pursuant to which the Company acquired the rights to develop and operate Tetris®-branded mobile games. As contemplated in the agreements, the Company agreed to a $8.0 million Advance Payment (as defined in Note 15—Commitments and Contingencies). If the Company and the counterparty fail to perform according to the terms of the agreements, the maximum amount of loss which the Company may incur is approximately $9.7 million, of which $8.0 million related to the Advance Payment is reported within the Other long-term assets line item on the Consolidated Balance Sheets.